EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated January 26, 1996, except as to the information in the Subsequent Event note for which the date is Februar 29, 1996, on our audits of the consolidated financial statements and financial statement schedule of Cognex Corporation.






                                               COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
May 21, 1996